Exhibit 32.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-K of Assembly Biosciences, Inc. (the Company) for the fiscal year ended December 31, 2018, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Graham Cooper, Chief Financial Officer (Principal Financial and Principal Accounting Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 28, 2019

/s/ Graham Cooper

Graham Cooper
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)